UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________
FORM 8-K
 _____________________________________________
Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 20, 2019
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Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35054	27-1284632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 South Main Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 422-2121
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	MPC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 20, 2019, Marathon Petroleum Corporation (“MPC”) announced a series of executive changes. Timothy T. Griffith, currently MPC's Senior Vice President and Chief Financial Officer, has been appointed as MPC's President, Speedway LLC, effective July 1, 2019. Mr. Griffith will succeed Anthony R. Kenney who will retire later this year. Mr. Kenney will become Executive Vice President supporting the Speedway transition and other strategic projects until his retirement. Upon the effectiveness of this appointment, Mr. Griffith will cease to serve as principal financial officer of MPC. Mr. Griffith will continue to receive compensation and benefits materially similar to those described in MPC’s definitive proxy statement for its 2019 annual meeting filed with the Securities and Exchange Commission (the "SEC") on March 14, 2019 (the “2019 Proxy Statement”). The biographical information and business experience of Mr. Griffith is included in MPC’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on February 28, 2019 (the "2018 10-K") and those descriptions are incorporated herein by reference.
Donald C. Templin, currently MPC's President, Refining, Marketing and Supply, has been appointed as MPC’s Executive Vice President and Chief Financial Officer, effective July 1, 2019. Mr. Templin will serve as the principal financial officer of MPC effective July 1, 2019. Mr. Templin will continue to receive compensation and benefits materially similar to those described in MPC’s 2019 Proxy Statement. The biographical information and business experience of Mr. Templin is included in MPC’s 2018 10-K and those descriptions are incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: June 25, 2019	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Vice President, Chief Securities, Governance & Compliance Officer and Corporate Secretary